

RMG NETWORKS

RMG Networks Holding Corporation

27th Annual Roth Conference

March 2015

Disclaimer

Forward-Looking Statements

This document, and the remarks made within it, includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Our actual results may differ materially from our expectations, estimates and projections and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, our expectations with respect to future performance and anticipated growth.

Forward-looking statements contained in this presentation involve significant risks and uncertainties that could cause actual results or events to differ materially from our expectations. Most of these factors are outside our control and difficult to predict. Factors that may cause such differences include, but are not limited to, those described in our filings with the Securities and Exchange Commission (The "SEC") including under the heading "Risk Factors" in Item 1A of Part II of our quarterly report on Form 10-Q for the quarter ended September 30, 2014 as well as other factors including:

- our ability to raise additional capital on satisfactory terms, or at all;
- the limited liquidity and trading of our securities;
- the limited operating history, and history of incurring significant net losses, of our RMG Networks Holdings, Inc., f/k/a Reach Media Group Holdings, Inc., subsidiary;
- the competitive environment in the advertising markets in which we operate;
- the risk that the anticipated benefits of the combination of RMG Networks Holdings, Inc., f/k/a Reach Media Group Holdings, Inc., or RMG Enterprise Holdings Corporation, f/k/a Symon Holdings Corporation, or of other acquisitions that we may complete, may not be fully realized;
- changing legislation and regulatory environments;
- business development activities, including our ability to contract with, and retain, customers on attractive terms; and
- success in retaining or recruiting, or changes required in, our management and other key personnel.

We caution you not to place undue reliance upon any forward-looking statements, which speak only as of the date made. We do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based.

Non-GAAP Financials

Certain of the financial information and data contained in this presentation is unaudited and does not conform to the SEC's Regulation S-X. This presentation includes certain estimated financial information and forecasts presented as pro forma financial measures that are not derived in accordance with generally accepted accounting principals ("GAAP"), and which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the SEC. We believe that the presentation of these non-GAAP financial measures serve to enhance the understanding of our financial performance. However, these non-GAAP financial measures should be considered in addition to, and not as substitutes for or superior to, financial measures of financial performance prepared in accordance with GAAP. Pro forma financial measures may not be comparable to similarly titled pro forma measures reported by other companies. Please refer to the Appendixes to this presentation for a reconciliation of non-GAAP financial measures used in this presentation to the most comparable GAAP financial measure.

Projections

Any estimates, forecasts or projections set forth in this presentation have been prepared by our management in good faith on a basis believed to be reasonable. Such estimates, forecasts and projections involve significant elements of subjective judgment and analysis as well as risks (many of which are beyond our control). As such, no representation can be made as to the attainability of our forecasts and projections. Investors are cautioned that such estimates, forecasts or projections have not been audited and have not been prepared in conformance with generally accepted accounting principles. For a summary listing of risks and other factors that could impact our ability to attain our projected results, please see "Forward-Looking Statements" above.

RMG NETWORKS



RMG Networks (NASDAQ: RMGN) helps brands and organizations communicate more effectively using location-based video networks

What does RMG offer investors

Growing Global Market

- ~$14B market for digital signage → ~$17B market by 2017[1]
- ~$10B Digital Out-of-Home Advertising market → ~12% CAGR through 2018[1]

Recognized Leader

- Leading position in contact center visualization *world-wide*
- 70+% of Fortune 100 companies
- Provide advertisers proprietary, high-value solutions

Diversified Growth Strategy

- Reduces risk; optimizes degree / timing of success
- 5 distinctive *planks*
- Limited capital / operating expenses required

Attractive Financial Profile

- Trading at 0.4x EV to Revenue multiple vs >2.5x for comps[2]
- Trading at 18% of 52 week high[2]

Note [1]: PQ Media; IHS, Inc. (10/29/13)

Note [2]: As of 3/5/2015; Share price of $1.05; 2014 Adjusted Revenue of ~$61.8 million; Comps: PLNR, NCMI, LAMR, IPG, OMC, CCO

Financial Profile

2014 Revenue[1]	$61.8M
Enterprise Value	~$23M
EV/Revenue	0.4x (comps > 2.5x)
Stock Price	$1.05
Stock Price vs. 52 Week High	18%

Note: As of 3/5/2015; [1]: 2014 Adjusted Revenue is ~$61.8 million; 2014 GAAP Revenue is ~$57.5M

Who is RMG Networks



Enterprise Solutions

- Data communication solutions
- Leveraging digital signage



Media Networks

Digital ads placed in airlines

RMG Media Networks – Video Advertising

Media Networks

- Advertising targeting:
    - Affluent
    - Mobile
    - Captive
- ~$16.5M in 2014 Revenue
- < 30% gross margins




Rooted with 20 years of experience in China
we can help you achieve sustainable growth.
High performance. Delivered.
accenture

Enterprise – Vertical Markets

Customized solutions for numerous vertical markets


Contact Centers


Retail


Hospitality


Internal
Communications


Supply Chain

Full Service Solution Provider

Bringing together 5 components for a comprehensive visual solution


One AT&T Plaza - D198
Small Business
me sales reflects steady improvement

Applications



Software


RMGNETWORKS
RMGN traded on NASDAQ
100%
49
6

Hardware



Maintenance & Support



Services

Significant Installed Base of Global Customers

- 70 out of 100 Fortune 100
- ~$45M in Revenue[1]
- 50%+ gross margins
- ~35% recurring revenues

Note [1]: 2014 Enterprise Adj. Revenue is ~$45M; 2014 Enterprise GAAP Revenue is ~$41M

Identify Root Causes and Strategies

Business Unit	Challenge Areas	Strategic Initiatives
Media	Sales Leadership	• Install new sales leader
Enterprise	Innovation	• Rollout 6 new products in 6 months
	Diffused Focus	• Further exploit Contact Center leadership position • Enhanced emphasis on the Supply Chain market
	Sales Productivity	• Formalize account planning • Provide intense sales & product training • Target larger opportunities
	Global Performance	• Promote global cross-selling • Focus on geographies where we can win
	Ineffective Marketing	• Move from broad to narrow marketing • Webinar and blogs

Note: Pipeline does not represent contracted deals and the company makes no assurance of closing deals in the pipeline

Identify Root Causes and Strategies

Business Unit	Challenge Areas	Strategic Initiatives
Media	Sales Leadership	**Progress** • New sales leader hired in 2014
Enterprise	Innovation	**Progress** • 3 new products launched in 3 months
	Diffused Focus	**Progress** • Supply Chain pipeline of ~$8M
	Sales Productivity	**Progress** • 19 $1M deals in pipeline (2 $1M deals closed in 2014)
	Global Performance	**Progress** • Pipeline supporting growth in UK (25%), Middle East (80%) and the Philippines (100%); Dramatic cost reduction in India and China
	Ineffective Marketing	**Progress** • Reduce spend from $2M (2014) to $1M (2015) • Increase # of qualified leads

Note: Pipeline does not represent contracted deals and the company makes no assurance of closing deals in the pipeline

Q4 2014 – Preliminary Results

Q4 2014 Preliminary Results Highlights

Total Adj. Revenue[1]	~$18.6M (~32% sequential growth)
Enterprise Adj. Revenue[1]	~$13.1M (~24% sequential growth)
Media Revenue	~$5.5M (~54% sequential growth)
Adjusted EBITDA	Sequential Improvement

Note [1]: Q4 '14 Total GAAP revenue is ~$18.4M, Q4'14 Enterprise GAAP revenue is ~$12.9M; Q3 '14 Total Adj. and GAAP revenue is $14.1M and $13.9M, respectively; Q3 '14 Enterprise Adj. and GAAP revenue is $10.6M and $10.3M, respectively; Q3 '14 Media Adj. and GAAP revenue is $3.6M; Please see Adjusted to GAAP reconciliations in the Appendix.

What does RMG offer investors

Growing Global Market
- ~$14B market for digital signage → ~$17B market by 2017[1]
- ~$10B Digital Out-of-Home Advertising market → ~12% CAGR through 2018[1]

Recognized Leader
- Leading position in contact center visualization *world-wide*
- 70+% of Fortune 100 companies
- Provide advertisers proprietary, high-value solutions

Diversified Growth Strategy
- Reduces risk; optimizes degree / timing of success
- 5 distinctive *planks*
- Limited capital / operating expenses required

Attractive Financial Profile
- Trading at 0.4x EV to Revenue multiple vs >2.5x for comps[2]
- Trading at 18% of 52 week high[2]

Note [1]: PQ Media; IHS, Inc. (10/29/13)

Note [2]: As of 3/5/2015; Share price of $1.05; 2014 Adjusted Revenue of ~$61.8 million; Comps: PLNR, NCMI, LAMR, IPG, OMC, CCO

RMG NETWORKS

INTELLIGENT VISUAL COMMUNICATIONS, DELIVERED.

Software | Hardware | Consultancy | Services | Creative | Support

Appendix - Historical Corporate Developments

RMG NETWORKS brings to market two platforms with legacies dating back over 30 years.

Timeline

April 2013

- Combination of two legacy companies
- NASDAQ trading begins

August 2013

- $43M follow on offering
- Majority of proceeds used to repay outstanding debt

Q3'13 – Q2'14

- Doubled size of salesforce
- Entered fast growing geographies
- Implemented public company infrastructure & hired additional management to support future scale
- Added sales, support and marketing expenditures

Q3'14

- **Bob Michelson appointed as CEO in July 2014**
- Supplemented senior management team
- Implements three new top priorities – product innovation, re-engineer sales organization, cost management discipline

Appendix — Non-GAAP Reconciliation

Reconciliation of Revenue
For the Three Months Ended December 31, 2014

($ in millions)	Successor Company Three Months Ended Dec. 31, 2014 (GAAP)	Purchase Price Accounting Adjustment	Adjusted (Non-GAAP)
Revenue:	(Unaudited)		
Advertising	5.5	-	5.5
Product Sales	6.7	-	6.7
Maintenance & Content Svcs	4.1	0.2	4.3
Professional Services	2.2	-	2.2
Total Revenue	**18.4**	**0.2**	**18.6**

Note: Totals may not foot or cross-foot due to rounding differences

Appendix — Non-GAAP Reconciliation

Reconciliation of Revenue
For the Year Ended December 31, 2014

($ in millions)	Successor Company Year Ended Dec. 31, 2014 (GAAP)	Purchase Price Accounting Adjustment	Cost of Revenue Reclassification	Loss on Long-term Contract	Adjusted (Non-GAAP)
Revenue:	(Unaudited)				
Advertising	16.5	-	-	-	16.5
Product Sales	16.7	-	1.4	1.0	19.1
Maintenance & Content Svcs	16.1	0.8	-	0.4	17.3
Professional Services	8.2	-	-	0.7	8.9
Total Revenue	**57.5**	**0.2**	**-**	**2.1**	**61.8**

Note: Totals may not foot or cross-foot due to rounding differences